                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 12, 2000


--------------------------------------------------------------------------------
                          TOOTSIE ROLL INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------



          VIRGINIA                          1-1361                          22-1318955
-------------------------------    ------------------------      ---------------------------------
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)


                7401 SOUTH CICERO AVENUE, CHICAGO, ILLINOIS 60629
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (773) 838-3400
               --------------------------------------------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

ITEM 5.   OTHER EVENTS.

On May 12, 2000, Tootsie Roll Industries, Inc. ("Tootsie Roll") completed the acquisition of the assets of Andes Candies, Inc. from Brach's Confections Inc. (the "Transaction"). Tootsie Roll hereby incorporates by reference the press release, dated May 15, 2000, announcing the completion of the Transaction.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
     (c)  EXHIBITS

          99 Press Release, dated May 15, 2000, issued by Tootsie Roll announcing the Transaction.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TOOTSIE ROLL INDUSTRIES, INC.


Date:  May 17, 2000
                                        By: /s/ Ellen R. Gordon
                                           --------------------------
                                             Ellen R. Gordon
                                             President

                                  EXHIBIT INDEX


EXHIBITS

99 Press Release, dated May 15, 2000, issued by Tootsie Roll announcing the Transaction.